UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): January 2, 2013

Synthesis Energy Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Riverway, Suite 300 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 579-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountants.

Effective January 2, 2013, the Audit Committee of the Board of Directors of Synthesis Energy Systems, Inc. (the “Company”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm.

PwC’s audit reports on the consolidated financial statements of the Company and subsidiaries (a development stage enterprise) as of June 30, 2012 and 2011 and for the years then ended did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 30, 2012 and 2011 and the subsequent interim period through January 2, 2013, there were no: (i) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement(s) in connection with its reports, or (ii) “reportable events” as defined in Regulation S-K, Item 304(a)(1)(v), except that, during the year ended June 30, 2011, the Company reported the existence of a material weakness in Company’s internal control over financial reporting relating to ensuring that financial reporting risks arising from complex and non-routine transactions were identified timely and that appropriate accounting policies for such transactions were selected and applied, as more fully described in Item 4 of the Company’s Quarterly Reports on Form 10-Q for the periods ended September 30, 2010, December 31, 2010 and March 31, 2011. The Company reported the remediation of this material weakness in Item 9A of its Annual Report on Form 10-K for the year ended June 30, 2011.

PwC was provided a copy of the above disclosures and has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A letter from PwC is attached hereto as Exhibit 16.1.

Effective January 2, 2013, the Audit Committee of the Board of Directors engaged UHY LLP (“UHY”) as its independent registered public accounting firm for the Company’s fiscal year ended June 30, 2013. During the fiscal years ended June 30, 2012 and 2011 and the subsequent interim period prior to the engagement of UHY, the Company did not consult with UHY regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and neither a written report was provided to the Company or oral advice was provided that UHY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement as defined in (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is defined in (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of business acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

16.1	Letter from PricewaterhouseCoopers LLP regarding change in independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: January 4, 2013	/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer

Exhibit Index

16.1	Letter from PricewaterhouseCoopers LLP regarding change in independent registered public accounting firm.